UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2015

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 2, 2015, ERP Operating Limited Partnership (the “Operating Partnership”), a subsidiary and the operating partnership of Equity Residential, entered into a commercial paper program (the “Program”) pursuant to which the Operating Partnership may issue from time to time unsecured commercial paper notes (the “Notes”), denominated in U.S. dollars, up to a maximum aggregate amount outstanding at any time of $500 million, pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be sold under customary terms in the U.S commercial paper note markets and will rank pari passu with all of the Operating Partnership’s other unsecured senior indebtedness. The proceeds of the Notes will be used by the Operating Partnership for general corporate purposes.

Two commercial paper dealers will each act as a dealer under the Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of a commercial paper dealer agreement entered into between the Operating Partnership and each Dealer (each a “Dealer Agreement”).

Each Dealer Agreement provides the terms under which the respective Dealer will either purchase from the Operating Partnership or arrange for the sale by the Operating Partnership of the Notes pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The form of Dealer Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The description of the Program above is a summary and is qualified in its entirety by the terms of the Program as set forth in the form of Dealer Agreement.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to the Operating Partnership and its affiliates from which they have received or will receive customary fees and expenses.

The Notes have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

On February 2, 2015, Equity Residential issued a press release announcing the Operating Partnership’s entering into of the commercial paper program described above. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit

Exhibit 99.1	Form of Dealer Agreement between ERP Operating Limited Partnership, as Issuer, and the Dealer party thereto.

Exhibit 99.2	Press Release, dated February 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: February 2, 2015	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP By: Equity Residential, its general partner

Date: February 2, 2015	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 99.1	Form of Dealer Agreement between ERP Operating Limited Partnership, as Issuer, and the Dealer party thereto.

Exhibit 99.2	Press Release, dated February 2, 2015.